Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

Supplement dated September 12, 2018
to the
Prospectus and Statement of Additional Information dated December 28, 2017 for PMC Core Fixed Income Fund and
PMC Diversified Equity Fund (the “Funds”),
each a series of Trust for Professional Managers (the “Trust”)

On June 1, 2018, the PMC Diversified Equity Fund changed its principal investment strategy.  In connection with the change to its investment strategy, the PMC Diversified Equity Fund filed a separate Prospectus and statement of additional information (“SAI”) dated June 1, 2018, and shares of the PMC Diversified Equity Fund are offered pursuant to that separate Prospectus and SAI.  References to the PMC Diversified Equity Fund in the Funds’ Prospectus and SAI dated December 28, 2017 should be disregarded in their entirety.

Please retain this supplement with your Prospectus
and Statement of Additional Information